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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) - JANUARY 24, 2006




                                  ALLETE, INC.
             (Exact name of registrant as specified in its charter)

           MINNESOTA                    1-3548              41-0418150
        (State or other               (Commission          (IRS Employer
 jurisdiction of incorporation        File Number)      Identification No.)
       or organization)
                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On January 24, 2006, the Executive Compensation Committee of the ALLETE, Inc. (ALLETE or Company) Board of Directors approved the 2006 long-term incentive award opportunities for eligible executives under the ALLETE Executive Long-Term Incentive Compensation Plan. The form of nonqualified stock option grant and form of performance share grant are attached to this Form 8-K as Exhibit 10(a)1 and 10(a)2, respectively, and hereby incorporated by reference. The performance measure used to determine performance share awards for the three-year performance cycle ending December 31, 2008, is the Company's total shareholder return relative to its peer group.

The Executive Compensation Committee also reviewed and approved the 2006 annual and long-term incentive award opportunities, financial and strategic nonfinancial goals for the President of ALLETE Properties, LLC, pursuant to the ALLETE Executive Long-Term Incentive Compensation Plan and the ALLETE Executive Annual Incentive Plan. The form of long-term cash incentive award, form of stock grant and form of annual award, are attached to this Form 8-K as Exhibit 10(a)3, 10(a)4 and 10(b), respectively, and hereby incorporated by reference.

The ALLETE Executive Annual Incentive Plan authorizes the Executive Compensation Committee to award cash bonuses based on the Company's performance during the year. The ALLETE Executive Long-Term Incentive Compensation Plan authorizes the Executive Compensation Committee to grant awards in ALLETE common stock or cash.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Shell Company Transactions - Not applicable

(d) Exhibits

    Exhibit
    Number
    -------
    10(a)1 - Form of ALLETE Executive Long-Term Incentive Compensation Plan 2006
             Nonqualified Stock Option Grant.

    10(a)2 - Form of ALLETE Executive Long-Term Incentive Compensation Plan 2006
             Performance Share Grant.

    10(a)3 - Form of ALLETE Executive Long-Term Incentive Compensation Plan 2006
             Long-Term Cash  Incentive  Award - President of  ALLETE Properties,
             LLC.

    10(a)4 - Form of ALLETE Executive Long-Term Incentive Compensation Plan 2006
             Stock Grant - President of ALLETE Properties, LLC.

     10(b) - Form  of  ALLETE  Executive  Annual  Incentive  Plan  2006  Award -
             President of ALLETE Properties, LLC.




                         ------------------------------

READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.


                     ALLETE Form 8-K dated January 30, 2006                    1

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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

  -  ALLETE's ability to successfully implement its strategic objectives;
  - prevailing governmental policies and regulatory actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of Wisconsin, and various local and county regulators, and city administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real estate development, operation and construction of plant facilities, recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
  -  effects of restructuring initiatives in the electric industry;
  -  economic and geographic factors, including political and economic risks;
  -  changes in and compliance with environmental and safety laws and  policies;
  -  weather conditions;
  -  natural disasters;
  -  war and acts of terrorism;
  -  wholesale power market conditions;
  -  population growth rates and demographic patterns;
  - the effects of competition, including competition for retail and wholesale customers;
  -  pricing and transportation of commodities;
  -  changes in tax rates or policies or in rates of inflation;
  -  unanticipated project delays or changes in project costs;
  -  unanticipated changes in operating expenses and capital expenditures;
  -  global and domestic economic conditions;
  -  our ability to access capital markets;
  -  changes in interest rates and the performance of the financial markets;
  -  competition for economic expansion or development opportunities;
  -  ALLETE's ability to manage expansion and integrate acquisitions; and
  - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Factors that May Affect Future Results" in Item 7 of ALLETE's 2004 Form 10-K and Item 2 of its Form 10-Q for the quarterly period ended September 30, 2005. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2004 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

2                    ALLETE Form 8-K dated January 30, 2006

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               ALLETE, Inc.





January 30, 2006                             James K. Vizanko
                           -----------------------------------------------------
                                             James K. Vizanko
                             Senior Vice President and Chief Financial Officer





                     ALLETE Form 8-K dated January 30, 2006                    3



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

 10(a)1  -  Form of ALLETE Executive Long-Term Incentive Compensation  Plan 2006
            Nonqualified Stock Option Grant.

 10(a)2  -  Form of ALLETE Executive Long-Term Incentive Compensation Plan  2006
            Performance Share Grant.

 10(a)3  -  Form of ALLETE Executive Long-Term Incentive Compensation Plan  2006
            Long-Term  Cash  Incentive Award - President of  ALLETE  Properties,
            LLC.

 10(a)4  -  Form of ALLETE Executive Long-Term Incentive Compensation  Plan 2006
            Stock Grant - President of ALLETE Properties, LLC.

  10(b)  -  Form  of  ALLETE   Executive  Annual  Incentive  Plan  2006  Award -
            President of ALLETE Properties, LLC.


                     ALLETE Form 8-K dated January 30, 2006                    1